EXHIBIT 10.3
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August 3, 2000

Mr. Steve Lamson
President & COO
Simpson Manufacturing Co., Inc.
4637 Chabot Drive, Suite 200
Pleasanton, CA 94588

Dear Mr. Lamson:

In reference to the Loan Agreement dated June 1, 1998 ("Agreement") between Union Bank of California, N.A. ("Bank") and Simpson Manufacturing Co., Inc. ("Borrower"), the Bank and Borrower desire to amend the Agreement. This amendment shall be called the Second Amendment of the Agreement.

Section 1.1.1 of the Agreement is hereby deleted and restated in its entirety as follows:

1.1.1 THE REVOLVER-TO-TERM LOAN. Bank will loan to Borrower an amount not to exceed Thirteen Million Eight Hundred Thousand Dollars ($13,800,000) outstanding in the aggregate at any one time (the "Revolver-To-Term Loan"). Borrower may borrow, repay and reborrow all or part of the Revolver-To-Term Loan in accordance with the terms of the Revolver-To-Term Note. All borrowings of the Revolver-To-Term Loan must be made before November 1, 2000 at which time all unpaid principal under the Revolver-To-Term Loan shall be converted to a fully amortizing loan to mature June 1, 2005. The Revolver-To-Term Loan shall be evidenced by a promissory note (the "Revolver-To-Term Note") on the standard form used by Bank for commercial loans. Bank shall be deemed to be the amount of the Revolver-To-Term Loan outstanding. Omission of Bank to make any such entries shall not discharge Borrower of its obligation to repay in full with interest all amounts borrowed.

IN section 1.1.2 of the Agreement, the date "August 1, 2000" shall be deleted and replaced with the date "November 1, 2000".

Section 1.1.3 of the Agreement shall be deleted in its entirety.

Except as specifically amended hereby, the Agreement shall remain in full force and effect and is hereby ratified and confirmed. This Amendment shall not be a waiver of any existing or future default or breach of a condition or covenant unless specified herein.

Sincerely,

Union Bank of California, N.A.


/s/CAROL GARRETT
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Carol Garrett
Vice President

AGREED AND ACCEPTED TO THIS 9th DAY OF AUGUST, 2000.

Simpson Manufacturing Co., Inc.


By:  /s/Mike Herbert
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Name:  Mike Herbert
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Title:  Chief Financial Officer
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By:  /s/THOMAS J FITZMYERS
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Name:  Thomas J Fitzmyers
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Title:  President and C.E.O.
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